Exhibit 99.1

William Singer

July 15, 2021

Robert Grinberg

Life Clips, Inc.
18851 NE 29th Ave.
Suite 700 PMB# 348
Aventura, FL 33180

RE: Resignation from Life Clips, Inc.

To Whom It May Concern:

Effective as of the date above, I hereby resign from all positions held with Life Clips, Inc., a Wyoming corporation, including, but not limited to Director.

I’m excited for the next phases of the company and couldn’t be happier with the opportunities that are ahead.

Sincerely,

/s/ William Singer
William Singer